Exhibit 24


                               POWER OF ATTORNEY


         The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 1997, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf and report so signed for filing with the Securities and Exchange Commission.


         Dated as of October 29, 1997.



                                            /s/ F. Guillaume Bastiaens
                                            ------------------------------------
                                            F. Guillaume Bastiaens

                               POWER OF ATTORNEY


         The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 1997, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf and report so signed for filing with the Securities and Exchange Commission.


         Dated as of October 29, 1997.



                                            /s/ Michael R. Bonsignore
                                            ------------------------------------
                                            Michael R. Bonsignore

                               POWER OF ATTORNEY


         The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 1997, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf and report so signed for filing with the Securities and Exchange Commission.


         Dated as of October 29, 1997.



                                            /s/ Paul B. Burke
                                            ------------------------------------
                                            Paul B. Burke

                               POWER OF ATTORNEY


         The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 1997, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf and report so signed for filing with the Securities and Exchange Commission.


         Dated as of October 29, 1997.



                                            /s/ Janet M. Dolan
                                            ------------------------------------
                                            Janet M. Dolan

                               POWER OF ATTORNEY


         The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 1997, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf and report so signed for filing with the Securities and Exchange Commission.


         Dated as of October 29, 1997.



                                            /s/ Jack W. Eugster
                                            ------------------------------------
                                            Jack W. Eugster

                               POWER OF ATTORNEY


         The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 1997, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf and report so signed for filing with the Securities and Exchange Commission.


         Dated as of October 29, 1997.



                                            /s/ Kendrick B. Melrose
                                            ------------------------------------
                                            Kendrick B. Melrose

                               POWER OF ATTORNEY


         The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 1997, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf and report so signed for filing with the Securities and Exchange Commission.


         Dated as of October 29, 1997.



                                            /s/ S. Walter Richey
                                            ------------------------------------
                                            S. Walter Richey

                               POWER OF ATTORNEY


         The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 1997, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf and report so signed for filing with the Securities and Exchange Commission.


         Dated as of October 29, 1997.



                                            /s/ Stephen W. Sanger
                                            ------------------------------------
                                            Stephen W. Sanger

                               POWER OF ATTORNEY


         The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 1997, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf and report so signed for filing with the Securities and Exchange Commission.


         Dated as of October 29, 1997.



                                            /s/ C. Angus Wurtele
                                            ------------------------------------
                                            C. Angus Wurtele